Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

OF

SEBAGO LAKE LLC

This Second Amendment (this “Amendment”) to the amended and restated limited liability company agreement (as currently in effect, the “Agreement”) of Sebago Lake LLC, a Delaware limited liability company (the “Company”), by and between Owl Rock Capital Corporation and Regents of the University of California (collectively, the “Members”), is adopted as of June 30, 2021.

W I T N E S S  E T H:

WHEREAS, the Members desire to amend Section 3.03 of the Agreement; and

WHEREAS, this Amendment has received Prior Approval (as defined in the Agreement) as required pursuant to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth below, and intending to be legally bound, the Members hereby agree as follows:

1. Definitions. All capitalized terms used but not defined herein shall have the respective meanings given thereto in the Agreement.

2. Amendments.

a. Section 3.03 of the Agreement is hereby amended and restated as follows:

Interest or Withdrawals. No Member shall be entitled to receive any interest on any Capital Contribution to the Company. Except as otherwise specifically provided herein, no Member shall be entitled to withdraw any part of its Capital Contributions or Capital Account balance without Prior Approval.

3. Conditions Precedent. This Amendment shall become effective upon (i) the delivery to each of the Members of a written consent of the Members evidencing Prior Approval with respect to this Amendment and (ii) the execution of this Amendment by each of the Members.

4. Miscellaneous. The Agreement shall remain in full force and effect in accordance with its terms, as amended by this Amendment.

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IN WITNESS WHEREOF, the Members have caused this Amendment to be executed and delivered as of the date first set forth above.

Owl Rock Capital Corporation

By:	/s/ Neena Reddy
Name:	Neena Reddy
Title:	Secretary

The Regents of the University of California

By:	/s/ Jagdeep Singh Bachher
Name:	Jagdeep Singh Bachher
Title:	Chief Investment Officer